UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 5, 2020

Albertsons Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-205546	47-4376911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkcenter Blvd, Boise, ID

(Address of Principal Executive Offices)

83706

(Zip Code)

(208) 395-6200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 5, 2020, Albertsons Companies, Inc. (the “Company”), together with its subsidiaries, Safeway Inc., New Albertsons L.P. and Albertsons’s LLC (collectively, the “Subsidiary Co-Issuers” and together with the Company, the “Co-Issuers”), issued $750 million in aggregate principal amount of new 3.50% senior notes due 2023 (the “2023 Notes”), $600 million in aggregate principal amount of additional 4.625% senior notes due 2027 (the “Additional 2027 Notes”) and $1 billion in aggregate principal amount of new 4.875% senior notes due 2030 (the “2030 Notes” and together with the 2023 Notes and Additional 2027 Notes, the “Notes”). The Additional 2027 Notes were issued pursuant to the same indenture as those issued by the Company on November 22, 2019. The Notes were sold in the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The Company used the net proceeds from the offering, together with cash on hand, to (i) fund the repayment of its term loan facility in full (such repayment, the “Term Loan Repayment”) and (ii) pay fees and expenses related to the Term Loan Repayment and the issuance of the Notes. After giving effect to the Term Loan Repayment, there is no principal amount outstanding under the Company’s term loan.

2023 Notes

The 2023 Notes were issued pursuant to an indenture, dated February 5, 2020 (the “2023 Indenture”), by and among the Co-Issuers, the subsidiary guarantors party thereto and Wilmington Trust, National Association, as trustee. The 2023 Notes will mature on February 15, 2023.

Interest. Interest on the 2023 Notes will be payable semi-annually on February 15 and August 15 of each year, beginning on August 15, 2020.

Guarantees. The 2023 Notes will be guaranteed on a senior unsecured basis by all of the Company’s existing and future direct and indirect domestic subsidiaries (other than the Subsidiary Co-Issuers) that are obligors under the Company’s asset-based revolving credit facility and the Company’s 6.625% senior notes due June 15, 2024, 5.750% senior notes due September 15, 2025, 7.5% senior notes due March 15, 2026, 4.625% senior notes due January 15, 2027 and 5.875% senior notes due February 15, 2028.

Security. The 2023 Notes are unsecured.

Optional Redemption. Prior to December 15, 2022, the 2023 Notes may be redeemed in whole or in part at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon, plus an applicable make-whole premium equal to the greater of (i) 1.0% and (ii) the excess of the sum of the present value of 100.00% of the principal amount being redeemed, plus all required interest payments due thereon through December 15, 2022 (exclusive of interest accrued to the date of redemption), discounted to the date of redemption at a rate equal to the then-current interest rate on U.S. Treasury securities of comparable maturities plus 50 basis points and, for the avoidance of doubt, assuming that the interest rate in effect on the date of redemption is the interest rate that will be in effect through December 15, 2022, over the principal amount being redeemed. On or after December 15, 2022, the 2023 Notes may be redeemed in whole or in part at 100.00%.

Mandatory Redemption. The 2023 Notes do not require the making of any mandatory redemption or sinking fund payments.

Repurchase of 2023 Notes at the Option of Holders. Upon a “change of control” transaction (which includes, subject to certain exceptions, (i) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all the assets of the Company and its restricted subsidiaries, taken as a whole, to a person other than certain existing indirect stockholders of the Company, and their affiliates, related funds and managed accounts (together, the “Equity Investors”) or (ii) the Company becomes aware of the acquisition by any person or group, other than any of the Equity Investors, of more than 50% of the voting power of the Company or any of its direct or indirect parent companies and as a result thereof, a “ratings event” occurs (i.e., the 2023 Notes rating is lowered by certain of the rating agencies then rating the 2023 Notes due to such change of control by one more gradations within 60 days after the change of control or announcement of an intention to effect a change of control), the Co-Issuers are required to offer to purchase all of the 2023 Notes from the holders thereof at a price equal to 101% of the principal amount outstanding plus all accrued interest thereon.

Covenants. The 2023 Indenture contains various affirmative and negative covenants (subject to customary exceptions), including, but not limited to, restrictions on the ability of the Company and its restricted subsidiaries to: (i) dispose of assets; (ii) incur additional indebtedness, issue preferred stock and guarantee obligations; (iii) make certain restricted payments, investments and payments in respect of subordinated indebtedness; (iv) create liens on assets or agree to restrictions on the creation of liens on assets; (v) engage in mergers or consolidations; and (vi) engage in certain transactions with affiliates.

Events of Default. The 2023 Indenture contains events of default (subject to customary exceptions, thresholds and grace periods), including, without limitation: (i) nonpayment of principal, interest or premium; (ii) failure to perform or observe covenants; (iii) cross-acceleration with certain other indebtedness; (iv) certain judgments; and (v) certain bankruptcy related events.

The foregoing is a summary of the material provisions of the 2023 Indenture. It does not include all of the provisions of the 2023 Indenture, does not purport to be complete and is qualified in its entirety by reference to the full text of the 2023 Indenture, which is filed herewith as Exhibit 4.1 and incorporated herein by reference.

Additional 2027 Notes

The Additional 2027 Notes were issued pursuant to an indenture, dated November 22, 2019 (the “2027 Indenture”), by and among the Co-Issuers, the subsidiary guarantors party thereto and Wilmington Trust, National Association, as trustee. The Additional 2027 Notes will mature on January 15, 2027.

Interest. Interest on the Additional 2027 Notes will be payable semi-annually on January 15 and July 15 of each year, beginning on July 15, 2020.

Guarantees. The Additional 2027 Notes will be guaranteed on a senior unsecured basis by all of the Company’s existing and future direct and indirect domestic subsidiaries (other than the Subsidiary Co-Issuers) that are obligors under the Company’s asset-based revolving credit facility and the Company’s 6.625% senior notes due June 15, 2024, 5.750% senior notes due September 15, 2025, 7.5% senior notes due March 15, 2026, 4.625% senior notes due January 15, 2027 and 5.875% senior notes due February 15, 2028.

Security. The Additional 2027 Notes are unsecured.

Optional Redemption. Prior to January 15, 2023, the Additional 2027 Notes may be redeemed in whole or in part at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon, plus an applicable make-whole premium equal to the greater of (i) 1.0% and (ii) the excess of the sum of the present value of 103.469% of the principal amount being redeemed, plus all required interest payments due thereon through January 15, 2023 (exclusive of interest accrued to the date of redemption), discounted to the date of redemption at a rate equal to the then-current interest rate on U.S. Treasury securities of comparable maturities plus 50 basis points and, for the avoidance of doubt, assuming that the interest rate in effect on the date of redemption is the interest rate that will be in effect through January 15, 2023, over the principal amount being redeemed. In addition, subject to certain conditions, the Co-Issuers may redeem up to 40% of the Additional 2027 Notes before January 15, 2023, with the net cash proceeds from certain equity offerings at a redemption price equal to 104.625% of the principal amount of the Additional 2027 Notes redeemed, plus accrued and unpaid interest to (but excluding) the redemption date.

On or after January 15, 2023, the Additional 2027 Notes may be redeemed in whole or in part at the following redemption prices: (i) 103.469% if such Additional 2027 Notes are redeemed on or prior to January 14, 2024, (ii) 102.313% if such Additional 2027 Notes are redeemed on or after January 15, 2024 and on or prior to January 14, 2025, (iii) 101.156% if such Additional 2027 Notes are redeemed on or after January 15, 2025 and on or prior to January 14, 2026, and (iv) at par thereafter.

Mandatory Redemption. The Additional 2027 Notes do not require the making of any mandatory redemption or sinking fund payments.

Repurchase of Additional 2027 Notes at the Option of Holders. Upon a “change of control” transaction (which includes, subject to certain exceptions, (i) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all the assets of the Company and its restricted subsidiaries, taken as a whole, to a person other than certain existing indirect stockholders of the Company, and their affiliates, related funds and managed accounts (together, the “Equity Investors”) or (ii) the Company becomes aware of the acquisition by any person or group, other than any of the Equity Investors, of more than 50% of the voting power of the Company or any of its direct or indirect parent companies and as a result thereof, a “ratings event” occurs (i.e., the Additional 2027 Notes rating is lowered by certain of the rating agencies then rating the Additional 2027 Notes due to such change of control by one more gradations within 60 days after the change of control or announcement of an intention to effect a change of control), the Co-Issuers are required to offer to purchase all of the Additional 2027 Notes from the holders thereof at a price equal to 101% of the principal amount outstanding plus all accrued interest thereon.

Covenants. The 2027 Indenture contains various affirmative and negative covenants (subject to customary exceptions), including, but not limited to, restrictions on the ability of the Company and its restricted subsidiaries to: (i) dispose of assets; (ii) incur additional indebtedness, issue preferred stock and guarantee obligations; (iii) make certain restricted payments, investments and payments in respect of subordinated indebtedness; (iv) create liens on assets or agree to restrictions on the creation of liens on assets; (v) engage in mergers or consolidations; and (vi) engage in certain transactions with affiliates.

Events of Default. The 2027 Indenture contains events of default (subject to customary exceptions, thresholds and grace periods), including, without limitation: (i) nonpayment of principal, interest or premium; (ii) failure to perform or observe covenants; (iii) cross-acceleration with certain other indebtedness; (iv) certain judgments; and (v) certain bankruptcy related events.

The foregoing is a summary of the material provisions of the 2027 Indenture. It does not include all of the provisions of the 2027 Indenture, does not purport to be complete and is qualified in its entirety by reference to the full text of the 2027 Indenture, which is filed herewith as Exhibit 4.2 and incorporated herein by reference.

2030 Notes

The 2030 Notes were issued pursuant to an indenture, dated February 5, 2020 (the “2030 Indenture”), by and among the Co-Issuers, the subsidiary guarantors party thereto and Wilmington Trust, National Association, as trustee. The 2030 Notes will mature on February 15, 2030.

Interest. Interest on the 2030 Notes will be payable semi-annually on February 15 and August 15 of each year, beginning on August 15, 2020.

Guarantees. The 2030 Notes will be guaranteed on a senior unsecured basis by all of the Company’s existing and future direct and indirect domestic subsidiaries (other than the Subsidiary Co-Issuers) that are obligors under the Company’s asset-based revolving credit facility and the Company’s 6.625% senior notes due June 15, 2024, 5.750% senior notes due September 15, 2025, 7.5% senior notes due March 15, 2026, 4.625% senior notes due January 15, 2027 and 5.875% senior notes due February 15, 2028.

Security. The 2030 Notes are unsecured.

Optional Redemption. Prior to February 15, 2025, the 2030 Notes may be redeemed in whole or in part at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon, plus an applicable make-whole premium equal to the greater of (i) 1.0% and (ii) the excess of the sum of the present value of 103.656% of the principal amount being redeemed, plus all required interest payments due thereon through February 15, 2025 (exclusive of interest accrued to the date of redemption), discounted to the date of redemption at a rate equal to the then-current interest rate on U.S. Treasury securities of comparable maturities plus 50 basis points and, for the avoidance of doubt, assuming that the interest rate in effect on the date of redemption is the interest rate that will be in effect through February 15, 2025, over the principal amount being redeemed. In addition, subject to certain conditions, the Co-Issuers may redeem up to 40% of the 2030 Notes before February 15, 2025, with the net cash proceeds from certain equity offerings at a redemption price equal to 104.875% of the principal amount of the 2030 Notes redeemed, plus accrued and unpaid interest to (but excluding) the redemption date.

On or after February 15, 2025, the 2030 Notes may be redeemed in whole or in part at the following redemption prices: (i) 103.656% if such 2030 Notes are redeemed on or prior to February 14, 2026, (ii) 102.438% if such 2030 Notes are redeemed on or after February 15, 2026 and on or prior to February 14, 2027, (iii) 101.219% if such 2030 Notes are redeemed on or after February 15, 2027 and on or prior to February 14, 2028, and (iv) at par thereafter.

Mandatory Redemption. The 2030 Notes do not require the making of any mandatory redemption or sinking fund payments.

Repurchase of 2030 Notes at the Option of Holders. Upon a “change of control” transaction (which includes, subject to certain exceptions, (i) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all the assets of the Company and its restricted subsidiaries, taken as a whole, to a person other than certain existing indirect stockholders of the Company, and their affiliates, related funds and managed accounts (together, the “Equity Investors”) or (ii) the Company becomes aware of the acquisition by any person or group, other than any of the Equity Investors, of more than 50% of the voting power of the Company or any of its direct or indirect parent companies and as a result thereof, a “ratings event” occurs (i.e., the 2030 Notes rating is lowered by certain of the rating agencies then rating the 2030 Notes due to such change of control by one more gradations within 60 days after the change of control or announcement of an intention to effect a change of control), the Co-Issuers are required to offer to purchase all of the 2030 Notes from the holders thereof at a price equal to 101% of the principal amount outstanding plus all accrued interest thereon.

Covenants. The 2030 Indenture contains various affirmative and negative covenants (subject to customary exceptions), including, but not limited to, restrictions on the ability of the Company and its restricted subsidiaries to: (i) dispose of assets; (ii) incur additional indebtedness, issue preferred stock and guarantee obligations; (iii) make certain restricted payments, investments and payments in respect of subordinated indebtedness; (iv) create liens on assets or agree to restrictions on the creation of liens on assets; (v) engage in mergers or consolidations; and (vi) engage in certain transactions with affiliates.

Events of Default. The 2030 Indenture contains events of default (subject to customary exceptions, thresholds and grace periods), including, without limitation: (i) nonpayment of principal, interest or premium; (ii) failure to perform or observe covenants; (iii) cross-acceleration with certain other indebtedness; (iv) certain judgments; and (v) certain bankruptcy related events.

The foregoing is a summary of the material provisions of the 2030 Indenture. It does not include all of the provisions of the 2030 Indenture, does not purport to be complete and is qualified in its entirety by reference to the full text of the 2030 Indenture, which is filed herewith as Exhibit 4.3 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

4.1

Indenture, dated as of February 5, 2020, by and among Albertsons Companies, Inc., Safeway Inc., New Albertsons L.P., Albertson’s LLC, the guarantors party thereto from time to time, and Wilmington Trust, National Association, as Trustee.

4.2

Indenture, dated as of November 22, 2019, by and among Albertsons Companies, Inc., Safeway Inc., New Albertsons L.P., Albertson’s LLC, the guarantors party thereto from time to time, and Wilmington Trust, National Association, as Trustee (incorporated by referenced to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 22, 2019).

4.3

Indenture, dated as of February 5, 2020, by and among Albertsons Companies, Inc., Safeway Inc., New Albertsons L.P., Albertson’s LLC, the guarantors party thereto from time to time, and Wilmington Trust, National Association, as Trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Albertsons Companies, Inc. (Registrant)

Dated: February 5, 2020	By:	/s/ Robert A. Gordon
	Name:	Robert A. Gordon
	Title:	Executive Vice President, General Counsel and Secretary